UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

January 26, 2007

CHINA NORTH EAST PETROLEUM HOLDINGS, LIMITED

(Exact name of registrant as specified in its charter)

Nevada	000-49846	87-0638750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20337 Rimview Place Walnut, California	91789
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (909) 468-1858

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

________________________________________________________________________

Item 1.01. Entry into a Material Definitive Agreement

Registrant is a participant in a joint venture known as Song Yuan North East Petroleum Technical Service Co., Ltd., a People’s Republic of China (“PRC”) limited liability company (“Song Yuan Technical”). Registrant and Ms. Ju Guizhi (“Ms. Ju”) own 90% and 10%, respectively, of the membership and profit interests of Song Yuan Technical. The joint venture agreement was attached as Exhibit 2.1 to Registrant’s Current Report on Form 8-K filed with the Commission on July 28, 2006. Song Yuan Technical currently owns all of the equity interests of LongDe Oil & Gas Development Co. Ltd. (“LongDe”). LongDe is a party to a 20 year Exploration Contract with PetroChina Company Limited (“PetroChina”) pursuant to which LongDe has the right to explore, develop and pump oil at Hetingbao Oilfield 301 Area in the PRC.

On January 26, 2007, Song Yuan Technical entered into an Agreement for the Purchase and Sale of Stock (the “Purchase Agreement”) with the shareholders (the “Sellers”) of Song Yuan City Yu Qiao Oil and Gas Development Limited Corporation, a PRC limited liability company (“Yu Qiao”). Seventy percent (70%) of the equity securities of Yu Qiao are owned by Ms. Ju, twenty percent (20%) are owned by Ping Wu Wang (“Mr. Wang”) and the remaining ten percent (10%) are owned by Meng Xiangyun (“Mr. Meng”).

Barriers and limits to foreign ownership of oil and gas exploration and development resources in the PRC continue to exist. In particular, Registrant believes that the laws of the PRC restrict do not permit a foreign majority owned joint venture, such as Song Yuan Technical, to hold 100% of the equity interests of a domestic oil and gas company. As a result, in consultation with Song Yuan Technical’s counsel in the PRC, the proposed acquisition will be structured pursuant to the terms of the Purchase Agreement as follows:

a.	Song Yuan Technical will acquire all of the securities owned by Ms. Ju. Such securities constitute 70% of the equity securities of Yu Qiao.
b.

Mr. Wang and Mr. Meng will retain record ownership of the remaining (30%) of the equity securities of Yu Qiao, but each will enter into an agreement (collectively, the “Trust Agreements”) concurrently with the execution of the Purchase Agreement pursuant to which they agree to hold the securities of Yu Qiao for the benefit of Song Yuan Technical in compliance with the applicable law of the PRC. Pursuant to the Trust Agreements, Mr. Wang and Mr. Meng each agree, among other things, to (i) vote the securities as directed by Song Yuan technical, (ii) deliver all payments, distributions and other economic benefits received with respect to the securities to Song Yuan Technical, (iii) not transfer or encumber the securities without the consent of Song Yuan Technical and (iv) to transfer the securities to Song Yuan Technical as soon as permissible under the laws of the PRC.

Upon the completion of the acquisition, Registrant, as the 90% owner of Song Yuan Technical, will indirectly own 63% of the equity securities of Yu Qiao and Ms Ju will indirectly own 7% of the equity securities of Yu Qiao. In addition, Registrant and Ms. Ju will be the indirect beneficiaries of the Trust Agreements with respect to 27% and 3%, respectively, of the equity securities of Yu Qiao.

The Purchase Agreement and the Trust Agreements were originally prepared in Mandarin and are governed by the laws of the PRC. Song Yuan Technical has obtained opinions of counsel licensed to practice law in the PRC to the effect that the each of Mr. Wang and Mr. Meng hold the shares of Yu Qiao for Song Yuan Technical in compliance with the applicable law of the PRC and that the trust relationship is established in accordance with PRC law.

In consideration for the acquisition and pursuant to the terms of the Agreement and the Trust Agreements, Registrant will issue to the Sellers an aggregate of ten million (10,000,000) shares of the Registrant’s common stock, representing ninety percent (90%) of the purchase price (“Stock Purchase Price”). Such shares have a market value of approximately US$4 million based on the preceding 30-day average of the high bid and the low ask price for Registrant’s common stock as quoted on the Over-the-Counter Bulletin Board as of the Closing.

The remaining ten percent (10%) of the purchase price will be paid by Ms. Ju, the other participant in Song Yuan Technical. The Board of Directors of the Registrant will retain an investment bank or financial advisor doing business in the PRC to prepare and deliver an opinion as to the fairness of the transaction and the Stock Purchase Price to the Registrant and its shareholders within 90 days after the Closing date. The Stock Purchase Price may be reduced, but not increased, as may be necessary to receive an opinion that the transaction and the Stock Purchase Price is fair to the Registrant and its shareholders.

The Purchase Agreement also provides that Mr. Wang and Mr. Meng shall transfer all of the equity securities of Yu Qiao that are the subject of the Trust Agreements to Song Yuan Technical, without additional consideration, as soon as such transfer is permitted pursuant to the laws of the PRC.

Consummation of the transaction is subject to closing conditions typical of transactions of this type in the PRC, including receipt of approval by any and all appropriate government departments in the PRC. The parties anticipate that the transaction will close approximately 30 days after the date of the Agreement (the “Closing”).

Ms. Ju is the mother of Mr. Wang Hongjun, the Registrant’s President and a member of the Board of Directors of the Registrant. Mr. Wang Hongjun has disclosed such interest in full to the boards of directors of each of the parties to the Purchase Agreement. The transaction was approved by the board of directors of the Registrant in accordance with the provisions of Section 78.140 of the Nevada Revised Statutes.

Yu Qiao is a party to a 20-year exclusive Exploration Contract with PetroChina and the Registrant. Pursuant the Exploration Contract, the Registrant has the right to explore, develop and pump oil at Qian’an Oil Field Zone 112 (“Qian’an 112”), located approximately 9 kilometers southwest of Qian’an City in PRC with a total exploration area of 20.7 square kilometers; PetroChina is entitled to 20% of the Registrant’s output in the first ten years and 40% of the Registrant’s output thereafter until the end of the Exploration Contract; and Yu Qiao is entitled to 2% of the Registrant’s output as a management fee for managing the process of oil production.

The foregoing description of the Purchase Agreement and Trust Agreements are qualified in their entirety by reference to such agreements, English translations of which are filed as Exhibits 10.1, 10.2 and 10.3 hereto, which are hereby incorporated by reference herein.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

The Company intends to file an amendment to this Current Report on Form 8-K to provide necessary financial information required under Item 9.01 of Form 8-K within 71 days from the date of this Current Report on Form 8K.

(c) Exhibits.

Exhibit

Number	Description

_______________________________________________________________________

10.1

Agreement for the Purchase and Sale of Stock among Song Yuan North East Petroleum Technical Service Co., Ltd., China North East Petroleum Holdings, Limited, Ju Guizhi, Ping Wu Wang, Meng Xiangyun, dated January 26, 2007.

10.2	Trust Agreement between Ping Wu Wang and Song Yuan North East Petroleum Technical Service Co., Ltd.
10.3	Trust Agreement between Meng Xiangyun and Song Yuan North East Petroleum Technical Service Co., Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA NORTH EAST PETROLEUM HOLDINGS, LIMITED
By: /s/ Hong Jun Wang
Hong Jun Wang
Chairman of the Board and President
Date: January 26, 2007